INCOME TAX	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAX

NOTE 17 — INCOME TAX

Due to operating losses and the recognition of valuation allowances, the Company has no provision for a current and deferred federal or state income taxes in 2021. In 2020, the Company reversed valuation allowances against previously reserved deferred tax assets, accordingly, there was no provision for current and deferred federal or state income taxes.

Deferred income taxes reflect the net tax effects of temporary and permanent differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows as of:

	December 31,	December 31,
	2024	2023

Non-operating loss carryforward	$3,163,000	$4,393,000
Valuation allowance	(3,163,000)	(4,393,000)
Net deferred tax asset	$-	$-

The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. The Company has net operating and economic loss carry-forwards of approximately $3,163,000 available to offset future federal and state taxable income.

A reconciliation between expected income taxes, computed at the federal income tax rate of 21% applied to the pretax accounting loss, and our blended state income tax rate of 6.0%, and the income tax net expense included in the consolidated statements of operations for the years ended December 31, 2024 and 2023 is as follows,

	December 31,	December 31,
	2024	2023

Tax at federal statutory rate	21.0%	21.0%
Tax at state rate net of federal benefit	6.0%	6.0%
Change in valuation allowance	-27.0%	-27.0%
Provision for taxes	0.0%	0.0%